SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2019

COLUMBUS MCKINNON CORPORATION
(Exact name of registrant as specified in its charter)

NEW YORK
(State or other jurisdiction of incorporation)

0-27618	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

205 CROSSPOINT PARKWAY, GETZVILLE, NEW YORK	14068
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging Growth Company

☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On July 22, 2019, Columbus McKinnon (the “Company”) held its Annual Meeting of Stockholders.
At the Annual Meeting, stockholders approved each of management’s proposals, which consisted of: (i) the election of nine (9) directors, each of whom will serve as directors of the Company for terms of one (1) year and until their successors are elected and qualified; (ii) the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal year 2020; (iii) the approval of the advisory vote on executive compensation; (iv) and the adoption of the amended 2016 Long Term Incentive Plan.
Proposal 1: Election of Directors
The following table reflects the tabulation of the votes with respect to each director who was elected at the Annual Meeting. Each director received a majority vote.

Name	Votes For	Votes Withheld	Broker Non-Vote

Ernest R. Verebelyi	18,443,238	2,017,359	1,115,726
Mark D. Morelli	20,217,462	243,135	1,115,726
Richard H. Fleming	20,186,134	274,463	1,115,726
Nicholas T. Pinchuk	20,058,395	402,202	1,115,726
Liam G. McCarthy	18,629,132	1,831,465	1,115,726
R. Scott Trumbull	20,278,477	182,120	1,115,726
Heath A Mitts	18,659,320	1,801,277	1,115,726
Kathryn V. Roedel	20,285,175	175,422	1,115,726
Aziz S. Aghili	18,640,270	1,820,327	1,115,726
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The following table reflects the tabulation of the votes with respect to the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal year 2020:

Votes For	Votes Against	Abstained	Broker Non-Vote
20,825,018	625,402	125,903	—
Proposal 3: Advisory Vote on Executive Compensation
The following table reflects the tabulation of the votes with respect to the approval of the advisory vote on executive compensation:

Votes For	Votes Against	Abstained	Broker Non-Vote
19,571,448	477,767	411,382	1,115,726
Proposal 4: Approve and Adopt the Amended 2016 Long Term Incentive Plan
The following table reflects the tabulation of the votes with respect to the approval and adoption of the Columbus McKinnon Corporation 2016 Long Term Incentive Plan as amended and restated, effective June 5, 2019:

Votes For	Votes Against	Abstained	Broker Non-Vote
17,409,993	3,048,053	2,551	1,115,726

The information contained in this Form 8-K and the Exhibit annexed hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title:	Vice President Finance and Chief
Financial Officer (Principal Financial Officer)

Dated:  July 23, 2019